UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Esq.
Reaves Utility Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2016 - April 30, 2017

Item 1.   Reports to Stockholders.

REAVES UTILITY INCOME FUND

SEMI-ANNUAL REPORT

UTG

4.30.17

Section 19(b) Disclosure

April 30, 2017 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.16 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	24

Semi-Annual Report | April 30, 2017	1

Reaves Utility Income Fund	Shareholder Letter

April 30, 2017 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2017
Total net assets of the Fund were $1,175,605,834 at April 30, 2017, or $34.24 of net asset value (“NAV”) per common share. At October 31, 2016 net assets totaled $1,116,575,921 representing $32.53 of net asset value per common share. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result the market return to common shares can be higher or lower than the NAV return. The fiscal 2017 half-year market return for shareholders was 22.54%, as is reflected in the table below. The share price of the Fund traded at a premium of 1.34% to the NAV at 04/30/2017, a significant increase from the 7.77% discount at the beginning of the fiscal year.

Distributions to Common Shareholders
Since April 2004, the date of the Fund’s first distribution, the total of all distributions to shareholders exceeds $500,000,000 composed of net investment income and realized capital gains. For the full fiscal year the Fund expects total distributions to come from earned income and capital gains sufficient to avoid a distribution from return of capital or other capital sources. For any given month, however, part of the distribution may be temporarily classified as a return of capital given the irregular realization of capital gains over the course of the year.

Leverage Facility
A new leverage facility that does not require re-hypothecation (lending) of Fund assets, was negotiated in December 2016. The principal amount of the loan facility was unchanged at $320,000,000. The leverage decreased from 28.66% of net assets at October 31, 2016 to 27.22% at April 30, 2017. For details about the facility please refer to Note 4 of the accompanying financial statements.

Performance
	Period Ended April 30, 2017
	Six Months	One Year	Three Years+	Five Years+	Since Inception+**
Total investment return – NAV*	11.51%	16.83%	11.37%	13.81%	12.30%
Total investment return – Market Price*	22.54%	26.56%	13.86%	12.51%	12.02%
S&P 500 Utilities Index[1]	6.45%	10.57%	10.07%	11.87%	10.11%
Dow Jones Utility Average[2]	6.18%	11.41%	12.26%	12.52%	11.42%

+	Annualized
*	Assumes all dividends being reinvested
**	Index data since 02/29/04

[1]
S&P 500 Utilities Index is a capitalization-weighted index containing 28 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.

[2]	The Dow Jones Utility Average (DJUA) is a price-weighted average of 15 utility stocks traded in the United States.

2	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

April 30, 2017 (Unaudited)

Overview
Among the most significant and surprising events of the fiscal year thus far was the election of Donald J. Trump as the President of the United States. With expectations for stronger growth, investors quickly discounted higher interest rates and sent the 10‐year U.S. Treasury note to a peak yield of 2.60% in mid‐December. As expected, the market simultaneously sold off interest‐rate sensitive equities, including utilities and communication infrastructure companies organized as Real Estate Investment Trusts (“REITS”). By December 30, 2016 the 10‐year yield declined to 2.45% and the utilities sector, as measured by the S&P 500 Utilities Index, had recouped nearly all of the post‐election decline. As 2017 unfolded, utilities continued to exhibit strong momentum, producing strong year‐to‐date returns. It is worth noting that 2017 returns were earned with long‐term interest rates trading in a range of 2.62% to 2.22%.

Utilities
One hundred twenty days into the new Trump Administration, in our view, it is plausible to conclude that investors had grown too confident about economic growth and tax reform and perhaps too pessimistic about the prospects for utility earnings during a Trump administration. With health care reform likely to be bogged down in the Senate, and with the prospects for tax reform and infrastructure spending receding further into the future, we believe, a change of sentiment may be underway.

An improving federal regulatory environment could be constructive for selected utilities. The Federal Energy Regulatory Commission (“FERC”) has two sitting commissioners with three empty seats. In filling these seats the Trump Administration has a genuine opportunity to improve dramatically the climate for new investment. Simply filling the seats would be a great start; because the FERC lacks a quorum, it is unable to approve any new major projects and the backlog continues to build. While potential changes in the tax code could possibly pose some challenges to some utilities, we think there is room for legislators to make adjustments. Such modifications would also prevent electric and gas rates from rising as a consequence of planned reforms.

We are also optimistic about the outlook for development of new renewable resources. Our expectation is that many of the regulatory structures to support renewables investment will remain in place, notably at the state level where policy is not directly affected by presidential politics. Further, we expect that in many parts of the country, within five years, new wind generation could be competitive with new natural gas fired electric generation, even without tax credits.

Telecommunications
Following a strong fiscal 2016, cable stocks continued to surge, delivering one‐third of the Fund’s total return over the last six months. We believe the cable companies, along with other telecommunications stocks, are particularly well‐positioned to benefit under the new Trump Administration. Notably, the appointment of former FCC commissioner Ajit Pai to the Chairman’s position was clearly supportive for internet service providers, as Pai wasted no time in beginning the process of rolling back or scrapping much of his predecessor’s agenda. We note that Pai has been a vocal critic of overreach by telecom regulators throughout his career.

Semi-Annual Report | April 30, 2017	3

Reaves Utility Income Fund	Shareholder Letter

April 30, 2017 (Unaudited)

Energy
The energy portion of the portfolio delivered a positive total return that was modestly higher than its six‐month dividend yield. Oil prices (as measured by West Texas Intermediate [“WTI”]3) have been volatile over the last six months, though for all the churning, they are largely unchanged for the period. The Organization of the Petroleum Exporting Countries’ (“OPEC”)4 decision in November to limit its production has had limited effect on prices and the level of inventories remains relatively high. We expect prices to remain range‐bound as global supply cuts are largely offset by increases from North America. Energy holdings provide a high level of dividend income and the potential for capital appreciation in the event oil prices recover to a sustainably higher level.

Outlook
For utilities we expect continued support in select states for renewables investment and multi‐year investment in generation and transmission infrastructure. We anticipate a more accommodative FERC that will adopt a less contentious approval process while providing investors with greater transparency around allowed rates of return. While short‐term interest rates are likely to rise, we think the Fed will take a gradualist approach. We anticipate a less‐accommodating Fed policy will reflect an improving U.S. economy.

Continued growth of cash flow and revenues at the cable and tower companies, driven by increasing demand for streaming video accessible from wired and mobile devices should support distribution increases and stock price appreciation. The accelerating digitization of myriad processes and services continues to drive demand for enhanced broadband services.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson, Chief Investment Officer, Chief Executive Officer

John P. Bartlett, Vice President, CFA

[3]	West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing.
[4]
The Organization of Petroleum Exporting Countries (OPEC) is a group consisting of the world's major oil-exporting nations. OPEC was founded in 1960 to coordinate the petroleum policies of its members, and to provide member states with technical and economic aid.

4	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

April 30, 2017 (Unaudited)

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Industry Allocation as of April 30, 2017

*	Includes Money Market Funds

Holdings are subject to change

Semi-Annual Report | April 30, 2017	5

Reaves Utility Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 122.57%
Diversified Telecommunication Services 14.09%
AT&T, Inc.	1,040,000	$41,215,200
BCE, Inc.(1)	1,090,000	49,671,300
CenturyLink, Inc.	650,000	16,685,500
Verizon Communications, Inc.(1)	1,140,000	52,337,400
Zayo Group Holdings, Inc.(2)	165,000	5,786,550
		165,695,950

Electric Utilities 26.74%
Avangrid, Inc.	197,500	8,591,250
Edison International(1)	446,000	35,666,620
Eversource Energy(1)	585,000	34,749,000
Fortis, Inc.	1,200,000	39,024,000
NextEra Energy Partners LP	475,253	16,467,516
NextEra Energy, Inc.(1)	685,000	91,488,600
Pinnacle West Capital Corp.(1)	483,000	41,098,470
PPL Corp.	830,000	31,631,300
Red Electrica Corp. S.A.	100,000	1,949,848
The Southern Co.	275,000	13,695,000
		314,361,604

Energy Equipment & Services 2.00%
Baker Hughes, Inc.(1)	395,000	23,451,150

Food Products 2.85%
The Kraft Heinz Co.(1)	370,000	33,444,300

Gas Utilities 1.40%
Atmos Energy Corp.(1)	155,000	12,558,100
South Jersey Industries, Inc.	105,000	3,939,600
		16,497,700

Independent Power and Renewable Electricity Producers 0.02%
Pattern Energy Group, Inc.	10,000	220,200

Media 14.99%
Charter Communications, Inc., Class A(1)(2)(3)	301,000	103,893,160
Comcast Corp., Class A(1)	1,720,000	67,406,800
Time Warner, Inc.	50,000	4,963,500
		176,263,460

6	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	SHARES	VALUE
Multi‐Utilities 31.67%
CMS Energy Corp.(1)	390,000	$17,706,000
Dominion Resources, Inc.	495,000	38,327,850
DTE Energy Co.(1)	880,000	92,039,200
Infraestructura Energetica Nova SAB de CV	700,000	3,263,649
National Grid PLC ‐ Sponsored ADR	135,000	8,757,450
NiSource, Inc.(1)	1,000,000	24,250,000
PG&E Corp.(1)	570,000	38,218,500
SCANA Corp.(1)	700,000	46,417,000
Sempra Energy(1)	496,000	56,057,920
WEC Energy Group, Inc.(1)	780,000	47,205,600
		372,243,169

Oil, Gas & Consumable Fuels 9.60%
BP PLC ‐ Sponsored ADR	70,000	2,402,400
Chevron Corp.(1)	167,500	17,872,250
ONEOK, Inc.	120,000	6,313,200
Royal Dutch Shell PLC, Class A	350,000	9,077,739
Royal Dutch Shell PLC, Class A ‐Sponsored ADR(1)	1,030,000	53,755,700
The Williams Cos., Inc.	600,000	18,378,000
TransCanada Corp.	110,000	5,108,400
		112,907,689

Real Estate Investment Trusts (REITS) 5.97%
American Tower Corp.	228,000	28,714,320
Annaly Capital Management, Inc.(1)	1,300,000	15,353,000
Crown Castle International Corp.(1)	154,000	14,568,400
Uniti Group, Inc.	421,140	11,564,504
		70,200,224

Road & Rail 4.67%
Union Pacific Corp.	490,000	54,860,400

Water Utilities 5.42%
American Water Works Co., Inc.(1)	770,200	61,431,152
Aqua America, Inc.	70,000	2,316,300
		63,747,452

Wireless Telecommunication Services 3.15%
T‐Mobile US, Inc.(1)(2)	550,000	36,998,500

TOTAL COMMON STOCKS (Cost $1,007,520,758)		1,440,891,798

Semi-Annual Report | April 30, 2017	7

Reaves Utility Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	SHARES	VALUE
LIMITED PARTNERSHIPS 3.03%
Oil, Gas & Consumable Fuels 3.03%
Bastion Energy LLC (Anglo Dutch)(4)(5)		$3,411,000
Enterprise Products Partners LP(1)	1,100,000	30,052,000
Talara Opportunities II, LP(2)(4)(5)(6)		2,167,786
		35,630,786

TOTAL LIMITED PARTNERSHIPS (Cost $30,698,982)		35,630,786

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.15%
Diversified Telecommunication Services 0.15%
Frontier Communications Corp., 7.125%, 01/15/2023	B1/BB‐	$2,000,000	1,760,000

TOTAL CORPORATE BONDS (Cost $1,912,091)			1,760,000

	SHARES	VALUE
MONEY MARKET FUNDS 0.50%
Federated Treasury Obligations Money Market Fund, 0.603% (7‐Day Yield)	5,862,405	5,862,405

TOTAL MONEY MARKET FUNDS (Cost $5,862,405)		5,862,405

TOTAL INVESTMENTS ‐ 126.25% (Cost $1,045,994,236)		$1,484,144,989

LEVERAGE FACILITY ‐ (27.22%)		(320,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES ‐ 0.97%		11,460,845

NET ASSETS ‐ 100.00%		$1,175,605,834

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2017. (See Note 4)
(2)	Non Income Producing Security.
(3)	This security is marked to cover the unfunded commitment. (See Note 1)
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 5)

8	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Cos. - Companies
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - A variable rate company

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2017	9

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2017 (Unaudited)

ASSETS:
Investments, at value (Cost $1,045,994,236)	$1,484,144,989
Cash	249,029
Foreign currency, at value (Cost $17,513)	17,513
Dividends receivable	2,243,657
Interest receivable	41,832
Receivable for shares sold	272,770
Receivable for investments sold	13,096,614
Total Assets	1,500,066,404

LIABILITIES:
Loan payable	320,000,000
Interest payable on loan outstanding	204,600
Payable for investments purchased	3,026,399
Accrued investment advisory fees	705,892
Accrued administration fees	325,324
Accrued trustees' fees	54,197
Accrued chief compliance officer fees	3,088
Other payables and accrued expenses	141,070
Total Liabilities	324,460,570
Total Commitments for Contingencies (Notes 1 and 8)
Net Assets Applicable to Common Shareholders	$1,175,605,834

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid‐in capital	$709,054,566
Overdistributed net investment income	(25,264,559)
Accumulated net realized gain	53,675,027
Net unrealized appreciation	438,140,800
Net Assets Applicable to Common Shareholders	$1,175,605,834

Shares of common stock outstanding of no par value, unlimited shares authorized	34,331,537
Net asset value per common share	$34.24

See Notes to Financial Statements.

10	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $575,026)	$23,075,873
Interest on investment securities	118,084
Securities lending income	19,367
Total Investment Income	23,213,324

EXPENSES:
Interest on loan	3,017,897
Investment advisory fees	4,154,574
Administration fees	1,912,675
Chief compliance officer fees	19,338
Trustees' fees	81,070
Miscellaneous fees	74,096
Total Expenses	9,259,650

Net Investment Income	13,953,674

Net realized gain/(loss) on:
Investment securities	23,155,173
Foreign currency transactions	(137,726)
Change in unrealized appreciation/(depreciation) of:	86,314,335
Investment securities	86,309,763
Translation of assets and liabilities denominated in foreign currencies	4,572
Net gain on investments and foreign currency transactions	109,331,782

Net Increase in Net Assets Attributable to Common Shares from Operations	$123,285,456

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2017	11

Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$13,953,674	$28,129,956
Net realized gain	23,017,447	76,956,060
Long‐term capital gains from other investment companies	–	1,787
Change in unrealized appreciation	86,314,335	67,461,003
Net increase in net assets attributable to common shares from operations	123,285,456	172,548,806

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(32,950,628)	(24,132,999)
From net realized gains	(31,577,685)	(37,661,585)
Net decrease in net assets from distributions to common shareholders	(64,528,313)	(61,794,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	126,869,555
Net asset value of common shares issued to shareholders from reinvestment of dividends	272,770	–
Net increase from capital share transactions	272,770	126,869,555

Net Increase in Net Assets Attributable to Common Shares	59,029,913	237,623,777

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$1,116,575,921	$878,952,144
End of period*	$1,175,605,834	$1,116,575,921

*Including overdistributed net investment income of:	$(25,264,559)	$(6,267,605)

See Notes to Financial Statements.

12	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$123,285,456
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(133,278,690)
Proceeds from disposition of investment securities	135,012,374
Net purchases of short‐term investment securities	49,010,086
Net realized gain on investment securities	(23,155,173)
Change in unrealized appreciation on investments	(86,309,763)
Premium amortization	(19,124)
Decrease in dividends receivable	55,289
Decrease in interest receivable	1,781
Increase in interest payable on loan outstanding	157,171
Increase in accrued investment advisory fees	4,102
Increase in accrued administration fees	1,890
Increase in accrued trustees' fees	21,709
Decrease in accrued chief compliance officer fees	(162)
Decrease in accrued expenses for rights offering costs (See Note 3)	(139,299)
Increase in other payables and accrued expenses	105,973
Net Cash Provided by Operating Activities	64,753,620

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(64,528,313)
Net Cash Used in Financing Activities	(64,528,313)
Effect of exchange rates on cash	17,513

Net Increase in cash	242,820
Cash, beginning of year	$23,722
Cash and Foreign currency, end of year	$266,542

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$2,860,726

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2017	13

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering
Total distributions and rights offering

Net asset value per common share, end of period
Market price per common share, end of period

Total Investment Return ‐ Net Asset Value(3)
Total Investment Return ‐ Market Price(3)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

(1)	Calculated using average common shares outstanding.
(2)
Effect of rights offerings for common shares at a price below market price. (See Note 3) Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend

(3)	reinvestment plan.
(4)	Not Annualized.
(5)	Annualized.

See Notes to Financial Statements.

14	www.utilityincomefund.com

Financial Highlights

For the Six Months Ended 4/30/17 (Unaudited)		For the Year Ended 10/31/16		For the Year Ended 10/31/15	For the Year Ended 10/31/14	For the Year Ended 10/31/13	For the Year Ended 10/31/12
$32.53		$30.29		$32.71	$27.91	$25.66	$23.70

0.41		0.84		0.84	1.80	1.14	1.21
3.18		3.89		(1.47)	4.64	2.69	3.02
3.59		4.73		(0.63)	6.44	3.83	4.23

(0.96)		(0.99)		(0.89)	(1.50)	(1.51)	(1.37)
(0.92)		(0.83)		(0.90)	(0.14)	(0.07)	(0.47)
(1.88)		(1.82)		(1.79)	(1.64)	(1.58)	(1.84)
–		(0.67	)(2)	–	–	–	(0.43)
(1.88)		(2.49)		(1.79)	(1.64)	(1.58)	(2.27)

$34.24		$32.53		$30.29	$32.71	$27.91	$25.66
$34.70		$30.00		$29.67	$30.88	$25.92	$25.29

11.51	%(4)	14.31%		(1.78)%	24.24%	15.73%	16.57%
22.54	%(4)	7.62%		1.91%	26.29%	9.05%	8.70%

$1,175,606		$1,116,576		$878,952	$949,088	$809,731	$744,401
1.66	%(5)	1.59%		1.62%	1.71%	1.71%	1.83%

1.12	%(5)	1.14%		1.15%	1.16%	1.21%	1.19%

2.49	%(5)	2.66%		2.67%	6.10%	4.33%	4.91%
9	%(4)	34%		32%	26%	30%	27%

$320,000		$320,000		$320,000	$290,000	$290,000	$290,000
$4,674		$4,489		$3,747	$4,273	$3,792	$3,567

Semi-Annual Report | April 30, 2017	15

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed‐end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after‐tax income and total return consisting primarily of tax‐advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration  of  Trust  provides  that  the  Trustees  may  authorize  separate  classes  of  shares  of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (the “Exchange”) and trade under the ticker symbol “UTG”.

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance  that  the  investment  process  will  consistently  lead  to  successful  results.  An  investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly  diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The  following  is  a  summary  of  significant  accounting  policies  followed  by  the  Fund  in  the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance  applicable  to  investment  companies  in  the  Financial  Accounting  Standards  Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third‐party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including,  but  not  limited  to:  structured  product  markets,  fixed  income  markets,  interest  rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third‐party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations  received  from  one  or  more  broker‐dealers  that  make  a  market  in  the  security. Investments in non‐exchange traded funds are fair valued at their respective net asset values.

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Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources  from  a  parent  or  affiliate  and  an  assessment  of  the  issuer’s,  borrower’s  or counterparty’s  management;  the  prospects  for  the  industry  of  the  issuer,  borrower  or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non‐affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained  from  sources  independent  of  the  reporting  entity.  Unobservable  inputs  reflect  the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level  input  that  is  significant  to  the  fair  value  measurement  in  its  entirety.  The  designated  input  levels  are  not  necessarily  an  indication  of  the  risk  or  liquidity  associated  with  these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1  –   Unadjusted  quoted  prices  in  active  markets  for  identical,  unrestricted  assets  or liabilities that the Fund has ability to access at the measurement date;

Level 2  –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Semi-Annual Report | April 30, 2017	17

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

Level 3	–
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  Fund’s  investments  in  the  fair  value  hierarchy  as  of  April 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,440,891,798	$–	$–	$1,440,891,798
Limited Partnerships	30,052,000	–	5,578,786	35,630,786
Corporate Bonds	–	1,760,000	–	1,760,000
Money Market Funds	5,862,405	–	–	5,862,405
Total	$1,476,806,203	$1,760,000	$5,578,786	$1,484,144,989

*	See Statement of Investments for industry classifications.

During the six months ended April 30, 2017, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 10/31/2016	Return of Capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	4/30/2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 4/30/17
Limited Partnerships	$7,679,065	$(326,500)	$–	$(1,773,779)	$–	$–	$–	$5,578,786	$(1,773,779)
Total	$7,679,065	$(326,500)	$–	$(1,773,779)	$–	$–	$–	$5,578,786	$(1,773,779)

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Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

The table below provides additional information about the Level 3 fair value measurements as of April 30, 2017:

Investment Type	Fair Value as of 4/30/17	Valuation Technique*	Unobservable Input**	Amount
		Discounted	Discount Rate	50%
Limited Partnership	$3,411,000	Cash Flow	Decline Rate	15%
		Market Multiple	Commodity Price
Limited Partnership	2,167,786	Approach	Multiple	0.535x
Total	$5,578,786

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Commodity Price Multiple	Increase	Decrease

Commitments  for  Contingencies:  As  of  April  30,  2017,  the  Fund  had  an  unfunded  capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded  commitment  is  fair  valued  by  management  and  any  unrealized  appreciation  or depreciation is included in the Statement of Assets and Liabilities and any change in unrealized appreciation or depreciation is included in the Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies  are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed  and  is  included  in  realized  and  unrealized  gains  or  losses  on  investments,  when applicable. As of and during the six months ended April 30, 2017, the Fund had no outstanding forward foreign currency contracts.

Semi-Annual Report | April 30, 2017	19

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

Distributions to Shareholders: The Fund intends to make a level distribution each month to common  shareholders  after  payment  of  interest  on  any  outstanding  borrowings.  The  level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex‐dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated  investment  companies  and  to  distribute  all  of  its  taxable  income  and  gains  to  its shareholders. Therefore, no federal income tax provision is required.

Investment  Transactions:  Investment  security  transactions  are  accounted  for  as  of  trade date. Dividend income is recorded on the ex‐dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first‐in first‐out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year.  The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The  amounts  and  characteristics  of  tax  basis  distributions  and  composition  of  distributable earnings/(accumulated losses) are finalized at fiscal year‐end and are not available for the six months ended April 30, 2017.

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Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2016
Distributions paid from:
Ordinary Income	$25,481,683
Long‐Term Capital Gain	36,312,901
Total	$61,794,584

As of April 30, 2017, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$465,671,597
Gross depreciation (excess of tax cost over value)	(6,545,428)
Net unrealized appreciation	459,126,169
Cost of investments for income tax purposes	$1,025,018,820

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. In a rights offering which expired December 11, 2015 (“Expiration Date”), shareholders exercised rights to purchase 5,309,277 shares at $23.99 per share for proceeds, net of expenses, of $126,869,555. The subscription price of $23.99 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2017	For the Year Ended October 31, 2016
Common Stock outstanding ‐ beginning of period	34,323,571	29,014,294
Common Stock issued from rights offering	–	5,309,277
Common Stock issued as reinvestment of dividends	7,966	–
Common Stock outstanding ‐ end of period	34,331,537	34,323,571

Semi-Annual Report | April 30, 2017	21

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

4. BORROWINGS

Effective December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC.  Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $330,000,000.  Interest is charged  at  a  rate  of  the  one  month  LIBOR  (London  Interbank  Offered  Rate)  plus  1.10%.  Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”).  Borrowing commenced under the terms of the Credit Agreement on December 13, 2016.

Prior to December 8, 2016, the Fund was entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $320,000,000 (“Maximum Commitment”) and a Lending Agreement. The Agreement allowed for fixed rate borrowing (the “Fixed Commitment”) in the amount of $72,500,000 and variable rate borrowing (the “Variable Commitment”) in the amount of $247,500,000. Interest on the Fixed Commitment was charged at a rate of 1.7512%, interest on the Variable Commitment was charged at the one month LIBOR plus 0.80%.  Borrowings under the Agreement were secured by pledged collateral. The Lending Agreement allowed BNP to borrow a portion of the pledged collateral (the “Lent Securities”), the Fund received income from BNP based on the value of the Lent Securities.  On October 25, 2016, the Fixed Commitment terms of the Agreement expired.  The principal amount borrowed under the Fixed Commitment converted to the Variable Commitment terms of the Agreement.

For the period from November 1, 2016 to December 12, 2016, the average amount borrowed under the Agreement for the Variable Commitment was $320,000,000, at an average rate of 1.39%.  For the period from December 13, 2016 to April 30, 2017, the average amount borrowed under the Credit Agreement was $320,000,000, at an average rate of 1.95%.  As of April 30, 2017, the amount of outstanding borrowings was $320,000,000, the interest rate was 2.10% and the amount of pledged collateral was $693,220,910.

5. RESTRICTED SECURITIES

As of April 30, 2017, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2017 were as follows:

Description	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/15	$5,184,779	$3,411,000	0.29%
Talara Opportunities II, LP	8/30/2013 ‐7/24/2015	4,051,936	2,167,786	0.18%
TOTAL		$9,236,715	$5,578,786	0.47%

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Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

6.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short‐term securities, for the six months ended April 30, 2017, aggregated $134,265,950 and $147,787,269, respectively.

7.  MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax cost  of  preferred  shares,  expenses  of  conducting  repurchase  offers  for  the  purpose  of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS  for  providing  Chief  Compliance  Officer  services  to  the  Fund  an  annual  fee  payable  in  monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. INDEMNIFICATIONS

In  the  normal  course  of  business,  the  Fund  enters  into  contracts  that  contain  a  variety  of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  RECENT ACCOUNTING PRONOUNCEMENTS

In  December  2016,  the  Financial  Accounting  Standards  Board  ("FASB")  issued  Accounting Standards Update (“ASU”) 2016‐19, “Technical Corrections and Improvements.” It includes an update  to  Accounting  Standards  Codification  Topic  820  (“Topic  820”),  Fair  Value Measurement.  The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique.  It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique.  The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016.  Management is currently evaluating the impact of the ASU to the financial statements.

10. SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure  about  derivatives  in  investment  company  financial  statements,  as  well  as  other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

Semi-Annual Report | April 30, 2017	23

Reaves Utility Income Fund	Additional Information

April 30, 2017 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed  by  the  Plan  Administrator  prior  to  the  dividend  record  date;  otherwise,  such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and  may re‐invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact  your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non‐participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common  Shares.  The  Common  Shares  will  be  acquired  by  the  Plan  Administrator  for  the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open‐Market Purchases”) on the NYSE MKT or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater  than  the  net  asset  value  per  Common  Share,  the  Plan  Administrator  will  invest  the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open‐Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex‐dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open‐Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which  Open‐Market  Purchases  can  be  made  will  exist  only  from  the  payment  date  of  each Dividend  through  the  date  before  the  next  “ex‐dividend”  date  which  typically  will  be approximately  ten  days.  If,  before  the  Plan  Administrator  has  completed  its  Open‐Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open‐Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open‐Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open‐Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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Reaves Utility Income Fund	Additional Information

April 30, 2017 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However,  each  participant  will  pay  a  pro  rata  share  of  brokerage  commissions  incurred  in connection with Open‐Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 17, 2017 meeting of the Board of the Fund (the “Meeting”), the Board, including those Trustees who are not “interested Trustees” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved Reaves to serve as the Fund’s investment adviser and approved the investment advisory agreement between Reaves and the Fund with respect to the Fund  (the  “Advisory  Agreement”),  upon  the  terms  and  conditions  set  forth  therein,  for  an additional one‐year term.  In connection with considering the approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Semi-Annual Report | April 30, 2017	25

Reaves Utility Income Fund	Additional Information

April 30, 2017 (Unaudited)

Although not meant to be all‐inclusive, the following discussion summarizes the factors considered and  conclusions  reached  by  the  Trustees  in  the  executive  session  and  at  the  Meeting  in determining to approve the Advisory Agreement.

Nature, extent, and quality of services.  The Trustees considered the nature, extent and quality of the services provided to the Fund by Reaves.  In evaluating the quality of Reaves’s services, the Trustees noted the various complexities involved in the operations of the Fund, such as the use of leverage and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that Reaves continues to consistently provide high‐quality services to the Fund in an increasingly  complex  environment.    The  Trustees  also  considered  the  Fund’s  investment performance and took into account its evaluation of the quality of Reaves’s compliance program.  The  Trustees  also  considered  the  qualifications,  experience  and  capability  of  Reaves’s management team and other personnel and the extent of care with which Reaves performs its duties and obligations.  The Trustees also considered information from Reaves regarding the overall financial strength of Reaves and considered the resources and staffing in place with respect to the services provided to the Fund.  In light of the foregoing, the Trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by Reaves.

Performance  of  the  Fund  and  Reaves.    The  Trustees  reviewed  the  Fund’s  investment performance over time and compared that performance to other funds in its peer group.  In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Independent Data Provider”).  As reported by the Independent Data Provider, the Fund’s net total return (annualized) ranked first among the universe of leveraged closed‐end mutual funds categorized by the Independent Data Provider as utility funds for the 1‐, 2‐, 3‐, 4‐, 5‐ and 10‐year periods ended December 31, 2016.  The Fund also outperformed the Lipper Closed‐End Sector Equity Fund Index for the same periods.  The Trustees also considered that, because providing a high level of after‐tax total return is part of the Fund’s investment objective, one of the best measures of Reaves’s performance is the fact that the Fund has maintained and increased its monthly distribution on common stock without returning capital to investors.  The Trustees noted that the Fund’s exemption from Rule 19b‐1 under the 1940 Act, received from the SEC in 2009, permits a portion of each distribution to be treated as paid from sources other than net income, including but not limited to short‐term capital gain, long‐term capital gain and return of capital.

Costs of services and profits realized.  The Trustees considered the reasonableness of the compensation paid to Reaves, in both absolute and comparative terms, and also the profits realized by Reaves from its relationship with the Fund.  To facilitate this analysis, the Trustees retained the Independent Data Provider to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by the Independent Data Provider (the “expense group”).  The Trustees reviewed, among other things, information provided by the Independent Data Provider comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its expense group.  Based on the data provided on management fee rates, the Trustees noted that: (i) the Fund’s contractual management  fee  rate  was  lower  than  the  median  of  its  expense  group;  and  (ii)  the  actual management fee rate was lower than the median of its expense group both on the basis of assets attributable to common stock and on a total asset basis.

26	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2017 (Unaudited)

Reaves also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund.  In reviewing those financial statements and other materials, the Trustees examined the profitability of the investment advisory agreement to Reaves and determined that the profitability of that contract was within a reasonable range.  The Trustees considered that Reaves must be able to compensate its employees at competitive levels in order to attract and retain high‐quality personnel to provide high‐quality service to the Fund.  The Trustees concluded that the management fee was fair and reasonable.

Economies of scale.  The Trustees considered whether the Fund has appropriately benefited from any economies of scale.  The Trustees noted that there were no fee breakpoints in the Advisory Agreement, but considered Reaves’s view that adding breakpoints would not be appropriate at this  time  and  that  any  increases  in  the  Fund’s  assets  are  primarily  attributable  to  market appreciation, dividend reinvestments and rights offerings.

Comparison  with  other  advisory  contracts.    The  Trustees  also  received  comparative information from Reaves with respect to its standard fee schedule for investment advisory clients other than the Fund.  The Trustees noted that, among all accounts managed by Reaves, the Fund’s advisory fee rate is comparable to Reaves’s standard fee schedule.  However, the Trustees noted that the services provided by Reaves to the Fund are more extensive and demanding than the services provided by Reaves to its non‐investment company, institutional accounts and to those investment company accounts for which Reaves serves only in a sub‐advisory capacity.  Based on the fact that Reaves only provides the enhanced services to its investment company clients and not to its institutional account clients, the Trustees concluded that comparisons between the two fee structures would not be appropriate or meaningful.  Furthermore, the Trustees noted that many of Reaves’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits.  The Trustees considered indirect benefits to Reaves from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker‐dealers that execute trades for the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to Reaves was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of Reaves as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating  to  portfolio  securities  is  available  without  charge  upon  request  by  calling  toll‐free  1‐800‐644‐5571,  or  on  the  Fund’s  website  at  http://www.utilityincomefund.com.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is also available without charge upon request by calling toll‐free  1‐800‐644‐5571, or on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | April 30, 2017	27

Reaves Utility Income Fund	Additional Information

April 30, 2017 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N‐Q. Copies of the Fund’s Forms N‐Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Forms N‐Q at the Commission’s  Public  Reference  Room  in  Washington,  D.C.  For  more  information  about  the operation  of  the  Public  Reference  Room,  please  call  the  Commission  at  1‐800‐SEC‐0330. Information on the Fund’s Forms N‐Q is available without a charge, upon request, by contacting the Fund at 1‐800‐644‐5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized  short‐term capital gain, (iii) net realized long‐term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year‐to‐date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099‐DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2017				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2017
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.37715	$1.50285	$0.00	$1.88	20.06%	79.94%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend  distributions,  the  Fund  may  at  times  pay  out  less  than  the  entire  amount  of  net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current  accumulated  but  undistributed  net  investment  income,  if  any,  is  disclosed  in  the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

28	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2017 (Unaudited)

ANNUAL MEETING OF STOCKHOLDERS

On April 28, 2017, the Annual Meeting of Stockholders of the Fund was held to elect two Trustees. On February 28, 2017, the record date for the meeting, the Fund had 34,323,571.000 outstanding shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

Election of Mary K. Anstine as Trustee of the Fund:
	Shares Voted	% Voted
Affirmative	29,243,992.903	97.585%
Withheld	723,875.581	2.415%
TOTAL	29,967,868.484	100.000%

Election of Michael F. Holland as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	25,083,744.476	83.703%
Withheld	4,884,124.008	16.297%
TOTAL	29,967,868.484	100.000%

Semi-Annual Report | April 30, 2017	29

Item 2.	Code of Ethics.

 Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

 Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

 Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

 Not applicable to this report.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Not applicable to this report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to this report.
(b)  Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to the registrant.

(b)
The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 6, 2017

By:	/s/Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	July 6, 2017